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                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the

                      Securities Exchange Act of 1934



                     Date of Report:  October 15, 1997



                             SUN COMPANY, INC.
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)

       Pennsylvania            1-6841                  23-1743282
       ------------            ------                  ----------
       (State or other         (Commission             (IRS employer
        jurisdiction of         file number)            identification
        incorporation)                                  number)

       Ten Penn Center, 1801 Market Street, Philadelphia, PA  19103-1699
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       (Address of principal executive offices)               (Zip Code)

       (215) 977-3000
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       (Registrant's telephone number, including area code)

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Item 5.   Other Events.
          -------------

     On October 14, 1997, Sun Company, Inc. issued a press release projecting an increase in third quarter 1997 income and reporting the results of a previously announced share repurchase program. A copy of such press release is attached hereto as Exhibit 99.1.



Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.
          ---------------------------------------------------------

     (c)  Exhibits
          --------

          99.1 Sun Company, Inc. Press Release dated October 14, 1997.
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SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



     SUN COMPANY, INC.



BY   s/ THOMAS W. HOFMANN
     --------------------
     Thomas W. Hofmann
     Comptroller
     (Principal Accounting Officer)

DATE October 15, 1997